Exhibit 10.1

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT AGREEMENT (this “Third Amendment”) is made and entered into as of May 22, 2019 (“Amendment Date”) by and between Sysorex, Inc., a Nevada corporation (the “Company”), and Inpixon, a Nevada corporation (the “Purchaser”). In this Third Amendment, the Company and the Purchaser are sometimes referred to singularly as a “party” and collectively as the “parties”. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note (as defined below) or the NPA (as defined below), as applicable.

WHEREAS, pursuant to that certain Note Purchase Agreement, dated as of December 31, 2018 (as amended from time to time in accordance with its terms, the “NPA”), by and between the Company and the Purchaser, the Company issued and sold to the Purchaser a secured promissory note in an initial maximum principal amount up to an aggregate sum of $3,000,000.00, dated as of December 31, 2018 (as amended from time to time in accordance with its terms, the “Note”);

WHEREAS, pursuant to that certain First Amendment Agreement, dated February 4, 2019 (the “First Amendment”), by and between the Company and the Purchaser, the NPA and the Note were amended to increase the maximum principal amount that may be outstanding at any time from $3,000,000.00 to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment Agreement, dated April 2, 2019 (the “Second Amendment”), by and between the Company and the Purchaser, the NPA and the Note were amended to increase the maximum principal amount that may be outstanding at any time from $5,000,000.00 to $8,000,000.00; and

WHEREAS, subject to the terms and conditions herein, the parties desire to further amend the NPA and the Note to increase the maximum principal amount that may be outstanding at any time from $8,000,000.00 to $10,000,000.00 in accordance with this Third Amendment.

NOW, THEREFORE, in consideration of the mutual covenants of the parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Amendment to the NPA and the Note. The reference in paragraph 1 of the NPA to “Eight Million Dollars ($8,000,000)” is hereby deleted and replaced with “Ten Million Dollars ($10,000,000)”. The reference to $8,000,000.00 on the face of the Note is hereby deleted and replaced with $10,000,000.00 and the reference to “Eight Million Dollars ($8,000,000.00)” in the preamble to the Note is hereby deleted and replaced with “Ten Million Dollars ($10,000,000.00).” There are no other changes to the NPA or Note.

2. Effect on Transaction Documents.

2.1. As of the date hereof, each reference in the NPA to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the NPA, and each reference in the Note to “the Note Purchase Agreement,” “the Agreement,” “thereunder,” “thereof” or words of like import referring to the NPA shall mean and be a reference to the NPA, as amended by the First Amendment, by the Second Amendment and this Third Amendment.

2.2. As of the date hereof, each reference in the Note to “this Note,” “hereunder,” “hereof” or words of like import referring to the Note, and each reference in the NPA to the “Note,” “thereunder,” “thereof” or words of like import referring to the Note shall mean and be a reference to the Note, as amended by the First Amendment, the Second Amendment and this Third Amendment.

2.3. Except as expressly set forth herein, the terms and conditions of the NPA and Note shall remain in full force and effect and each of the parties reserves all rights with respect to any other matters and remedies.

3. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Third Amendment.

4. Miscellaneous.

4.1. This Third Amendment, the Second Amendment, the First Amendment, the Note, and the NPA contain the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Third Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Third Amendment may not be amended, modified or supplemented, and no provision of this Third Amendment may be waived, other than by a written instrument duly executed and delivered by the parties.

4.2. It is hereby understood that this Third Amendment does not constitute an admission of liability by any party, including any admission of default under the NPA or the Note.

4.3. In all respects, including all matters of construction, validity and performance, this Third Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada as applicable to contracts made and performed in such State, without regard to principles thereof regarding conflicts or choice of law.

4.4. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered in .pdf by email, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed on the day and year first above written.

INPIXON

By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF THE PURCHASER]

SYSOREX, INC.

By:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF THE COMPANY]

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